32.2

CERTIFICATION FURNISHED
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K for the period ended December 31, 2007 (the
"Report") filed by AFH Holding III, Inc. (the
"Company") with the Securities and Exchange
Commission, I, Amir F. Heshmatpour, Chief Financial
Officer of the Company, certify, pursuant to 18 U.S.C.
ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 27, 2008


/s/ Amir F.
Heshmatpour
Amir F. Heshmatpour
Chief Financial
Officer
A signed original of this written statement required by
Section 906 has been provided to AFH Holding III,
Inc. and will be retained by AFH Holding III, Inc. and
furnished to the Securities and Exchange Commission
or its staff upon request.